Independent auditors' consent
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The board and shareholders
AXP Partners Series, Inc.
   AXP Partners Fundamental Value Fund
   AXP Partners Value Fund
   AXP Partners Small Cap Value Fund

We consent to the use of our reports included herein and to the reference to our Firm under "INDEPENDENT AUDITORS" in Part B of the Registration Statement.


                /s/ KPMG LLP
                ------------
                    KPMG LLP

Minneapolis, Minnesota
June  , 2001